UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) SEPTEMBER 26, 2004

                              BRINX RESOURCES LTD.
             (Exact name of registrant as specified in its charter)

             NEVADA                    333-102441          98-0388682
 (State or other jurisdiction of      (Commission         (IRS Employer
         incorporation)               File Number)      Identification No.)

            4519 WOODGREEN DRIVE, WEST VANCOUVER, B.C. V7S 2T8 CANADA
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (604) 926-3677

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

Brinx Resources Ltd. filed a Certificate of Change Pursuant to NRS 78.209, which will increase the number of its authorized shares of common stock from 50,000,000 to 100,000,000 effective October 3, 2004.

ITEM 8.01   OTHER EVENTS

Shareholders will receive one share of common stock for each share owned as of the record date of September 26, 2004.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-B NUMBER                           DOCUMENT

   3.1          Certificate of Change Pursuant to NRS 78.209

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BRINX RESOURCES LTD.


September 26, 2004                    By: /s/ KENNETH A. CABIANCA
                                         ---------------------------------------
                                            Kenneth A. Cabianca, President












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